UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 7, 2012 (August 2, 2012)

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ENDO HEALTH SOLUTIONS INC.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-15989	13-4022871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Endo Boulevard, Chadds Ford, PA	19317
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code (610) 558-9800
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition.
On August 7, 2012, the Registrant issued an earnings release announcing its financial results for the three and six months ended June 30, 2012. A copy of the earnings release is furnished as Exhibit 99.1.
This earnings press release includes financial measures that are not in conformity with accounting principles generally accepted in the United States. We refer to these as non-GAAP financial measures. Specifically, the release refers to adjusted statements of operations and adjusted diluted earnings per share.
Adjusted statements of operations and adjusted diluted earnings per share
Endo refers to adjusted income (loss) before tax in making operating decisions because it believes it provides meaningful supplemental information regarding the Company’s operational performance. For instance, Endo believes that this measure facilitates its internal comparisons to its historical operating results and comparisons to competitors’ results. The Company believes this measure is useful to investors in allowing for greater transparency related to supplemental information used by Endo in its financial and operational decision-making. In addition, Endo has historically reported similar financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting at this time. Further, Endo believes that adjusted income (loss) before tax may be useful to investors as it is aware that certain of its significant stockholders utilize adjusted income (loss) before tax to evaluate its financial performance. Finally, adjusted income (loss) before income tax is utilized in the calculation of adjusted diluted net income per share, which is used by the Compensation Committee of Endo’s Board of Directors in assessing the performance and compensation of substantially all of its employees, including its executive officers.
These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States and may be different from non-GAAP financial measures used by other companies. Endo refers to these non-GAAP financial measures in making operating decisions because it believes they provide meaningful supplemental information regarding the company’s operational performance. For instance, Endo believes that these non-GAAP financial measures facilitate its internal comparisons to its historical operating results and comparisons to competitors’ results. The company includes these non-GAAP financial measures in its earnings announcements because it believes they are useful to investors in allowing for greater transparency related to supplemental information used by Endo in its financial and operational decision-making. In addition, Endo has historically reported similar non-GAAP financial measures to its investors and believes that the inclusion of comparative numbers provides consistency in its financial reporting at this time. Further, Endo believes that these non-GAAP financial measures may be useful to investors as it is aware that certain of its significant stockholders and lenders utilize these measures to evaluate its financial performance. Finally, the adjusted statements of operations and adjusted diluted earnings per share measures are considered by the Compensation Committee of Endo’s Board of Directors in assessing the performance and compensation of substantially all of its employees, including its executive officers.
Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in this earnings announcement to their most directly comparable GAAP financial measures as provided with the financial statements included in this press release.
The information in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be incorporated into any registration statement or other document filed with the Securities and Exchange Commission by the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On August 2, 2012, the Board of Directors of Endo Health Solutions Inc. (the Company) resolved to cancel and terminate our existing share repurchase program, which was approved in 2008, effective immediately, and approve a new share repurchase program (the 2012 Share Repurchase Program). The 2012 Share Repurchase Program authorizes the Company to repurchase in the aggregate up to $450 million of shares of its outstanding common stock. Purchases under this program may be made from time to time in open market purchases, pre-set purchase programs, privately-negotiated transactions, and accelerated stock buyback agreements or otherwise, as determined by the Chief Executive Officer or Chief Financial Officer of the Company, upon the advice of counsel and in periodic consultation with the Audit Committee of the Board of Directors. This program does not obligate Endo to acquire any particular amount of common stock. Future repurchases, if any, will depend on factors such as levels of cash generation from operations, cash requirements for investment in the Company’s business, repayment of future debt, if any, then current stock price, market conditions, securities law limitations and other factors. The share repurchase program may be suspended, modified or discontinued at any time. The 2012 Share Repurchase Program is set to expire on March 31, 2015.

A copy of the press release announcing the approval of the 2012 Share Repurchase program is attached hereto as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
Not applicable.

(b)	Pro Forma Financial Information.
Attached hereto, and incorporated by reference herein, in Exhibit 99.1, is certain unaudited pro forma condensed combined financial information of the Company and its subsidiaries for each of the three month periods ended June 30, 2012, March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011, and March 31, 2011, which give effect to the acquisition of American Medical Systems Holdings, Inc. (“AMS”) as if it had occurred on January 1, 2011.
The unaudited pro forma condensed combined financial information included in Exhibit 99.1 has been provided for informational purposes only and does not purport to project the future financial position or operating results of the Company.

(c)	Shell Company Transactions.
Not applicable.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of Endo Health Solutions Inc. dated August 7, 2012, reporting the Registrant's financial results for the three and six month periods ended June 30, 2012

99.2	Press Release of Endo Health Solutions Inc. dated August 7, 2012, announcing approval of the 2012 Share Repurchase Program

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO HEALTH SOLUTIONS HOLDINGS INC.
(Registrant)

By:	/s/ CAROLINE B. MANOGUE
Name:	Caroline B. Manogue
Title:	Executive Vice President, Chief Legal Officer & Secretary
Dated: August 7, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release of Endo Health Solutions Inc. dated August 7, 2012, reporting the Registrant's financial results for the three and six month periods ended June 30, 2012

99.2	Press Release of Endo Health Solutions Inc. dated August 7, 2012, announcing approval of the 2012 Share Repurchase Program